EXHIBIT 23

                                                                 EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos.
33-3713, 33-39720, 33-51651, 33-58905, 333-55687 and 333-55282 of Airborne,
Inc. and subsidiaries on Form S-8 of our report dated February 9, 2001, incorporated by reference in this Annual Report on Form 10-K of Airborne,
Inc. and subsidiaries for the year ended December 31, 2000.

/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP

Seattle, Washington
March 29, 2000